QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 32.2

SECTION 906 CERTIFICATION

        The undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Allegiance Telecom, Inc. (the "Company"), that, to his knowledge, the Annual Report of the Company on Form 10-K for the period ended December 31, 2003, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.

	By:	/s/ THOMAS M. LORD
	Name:	Thomas M. Lord
Dated: April 14, 2004	Title:	EXECUTIVE VICE PRESIDENT OF CORPORATE DEVELOPMENT AND CHIEF FINANCIAL OFFICER

        A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

QuickLinks

  EXHIBIT 32.2
SECTION 906 CERTIFICATION